Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

    New York                                         13-4994650
(State of incorporation                           (I.R.S. employer
if not a national bank)                           identification No.)

270 Park Avenue
New York, New York                                     10017
(Address of principal executive offices)              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                             Southern Union Company
               (Exact name of obligor as specified in its charter)

       Delaware                                               75-0571592
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                           identification No.)


One PEI Center, Second Floor
Wilkes-Barre, PA                                               18711-0601
(Address of principal executive offices)                       (Zip Code)


                                 Debt Securities
                       (Title of the indenture securities)







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                                     GENERAL
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Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York  12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York,
              N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

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Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.












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Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.
                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of January, 2003
                                                     JPMORGAN CHASE BANK

                                      By           /s/ William G. Keenan
                                        --------------------------------------
                                                       William G. Keenan
                                                    Assistant Vice President

                                      - 3 -


                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                                  at the close of business September 30, 2002,
                          in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

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ASSETS
                                                                                         Dollar Amounts in Millions
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coins...............................................$ 17,141
         Interest-bearing balances.........................................................................  13,564
Securities:
         Held to maturity securities............................................................................408
         Available for sale securities.......................................................................74,344
         Federal funds sold in domestic offices...............................................................7,094
         Securities purchased under agreements to resell.....................................................75,512
Loans and lease financing receivables:
         Loans and leases held for sale......................................................................17,153
         Loans and leases, net of unearned income. . . . . . . 161,915
         Less:  Allowance for loan and lease losses. . . . . .   3,458
         Loans and leases, net of unearned income and allowance.............................................158,457
Trading Assets..............................................................................................186,290
Premises and fixed assets (including capitalized leases)......................................................6,177
Other real estate owned.......................................................................................   57
Investments in unconsolidated subsidiaries and associated companies.............................................326
Customers' liability to this bank on acceptances outstanding....................................................281
Intangible assets
         Goodwill............................................................................................ 2,168
         Other intangible assets............................................................................. 3,696
Other assets................................................................................................ 45,403
TOTAL ASSETS..............................................................................................$ 605,071

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LIABILITIES

Deposits:
         In domestic offices..............................................................................$ 167,400
         Noninterest-bearing . . . . . . . .      66,691
         Interest-bearing. . . . . . . . . .     100,709
         In foreign offices, Edge and Agreement subsidiaries and IBF's......................................118,273
         Noninterest-bearing . . . . . . . .       8,445
         Interest-bearing. . . . . . . . . .     109,828

Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices......................................................... 6,317
         Securities sold under agreements to repurchase.................................................... 105,558
Trading liabilities.........................................................................................126,199
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)...............11,025
Bank's liability on acceptances executed and outstanding........................................................304
Subordinated notes and debentures.............................................................................7,895
Other liabilities........................................................................................... 25,977
TOTAL LIABILITIES...........................................................................................568,948
Minority Interest in consolidated subsidiaries.................................................................. 91

EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................................................0
Common Stock..................................................................................................1,785
Surplus (exclude all surplus related to preferred stock).....................................................16,304
Retained earnings............................................................................................16,560
Accumulated other comprehensive income.....................................................................   1,383
Other equity capital components...................................................................................0
TOTAL EQUITY CAPITAL.........................................................................................36,032

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL..................................................$ 605,071

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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                                    WILLIAM B. HARRISON, JR.)
                                    HANS W. BECHERER            )  DIRECTORS
                                    LAWRENCE A. BOSSIDY      )